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                                                                    EXHIBIT 10.4

                                                                     [Execution]

                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT, dated as of June __, 2005 (this "Pledge Agreement"), is by HF ENTERPRISES, INC., a Delaware corporation ("Pledgor"), to and in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (in such capacity, "Pledgee") pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Lenders (as hereinafter defined).

                              W I T N E S S E T H:

      WHEREAS, Pledgor is now the direct and beneficial owner of all of the issued and outstanding membership interests of Hancock Fabrics, LLC, a Delaware limited liability company ("Issuer"), as described on Exhibit A hereto and made a part hereof (the "Pledged Interests");

      WHEREAS, Pledgor has entered into or is about to enter into financing arrangements with Pledgee and the parties to the Loan Agreement (as hereinafter defined) as lenders (collectively, "Lenders" and individually a "Lender") pursuant to which Lenders (or Pledgee on behalf of Lenders) may make loans and advances and provide other financial accommodations to Issuer and certain affiliates of Issuer (each a "Borrower" and collectively, "Borrowers") as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Pledgor, Borrowers, certain affiliates of Borrowers, Pledgee and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Pledge Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

      WHEREAS, in order to induce Pledgee and Lenders to enter into the Loan Agreement and the other Financing Agreements and to make loans and advances and provide other financial accommodations to Borrowers pursuant thereto, Pledgor has agreed to secure the payment and performance of the Obligations and to accomplish same by (i) executing and delivering to Pledgee this Pledge Agreement and (ii) delivering to Pledgee any and all other documents which Pledgee deems necessary to protect Pledgee's interests hereunder;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

      1. GRANT OF SECURITY INTEREST

            (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations, Pledgor hereby assigns, pledges, hypothecates, transfers and sets over to Pledgee and grants to Pledgee, for itself and for the benefit of Secured Parties (as defined in the Loan Agreement), a security interest in and lien

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upon the following (collectively, the "Collateral"): (i) the Pledged Interests and all other ownership interests of Pledgor in Issuer, all certificates (if any) at any time representing or evidencing such ownership interests (including without limitation the membership certificate described on Exhibit A hereto) and
(A) all right, title and interest in, to and under the Operating Agreement with respect to Issuer set forth on Exhibit A hereto (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced, the "LLC Agreement"), including, without limitation, all of its right, title and interest as a member to participate in the operation or management of Issuer and all of its ownership interests under the LLC Agreement, and (B) all present and future rights of Pledgor to receive payment of money or other distribution of payments arising out of or in connection with the Pledged Interests and all other ownership interests and its rights under the LLC Agreement, now or hereafter owned by Pledgor, (ii) all proceeds of and to any of the property of Pledgor described above, including, without limitation, all causes of action, claims and warranties now or hereafter held by Pledgor in respect of any of the items listed above, and (iii) Pledgor's books and records with respect to any of the foregoing.

            (b) This Pledge Agreement is executed only as security for the Obligations and, therefore, the execution and delivery of this Pledge Agreement shall not subject Pledgee or any Lender to, or transfer or pass to Pledgee or any Lender, or in any way affect or modify, the liability of Pledgor under the LLC Agreement or any related agreements, documents or instruments or otherwise. In no event shall the acceptance of this Pledge Agreement by Pledgee or Lenders or the exercise by Pledgee or any Lender of any rights hereunder or assigned hereby, constitute an assumption of any liability or obligation of Pledgor to, under or in connection with the LLC Agreement or any related agreements, documents or instruments or otherwise.

      2. OBLIGATIONS SECURED

      The security interest, lien and other interests granted to Pledgee (for itself and on behalf of Secured Parties) pursuant to this Pledge Agreement shall secure the prompt performance and payment in full of any and all Obligations.

      3. REPRESENTATIONS, WARRANTIES AND COVENANTS

      Pledgor hereby represents, warrants and covenants with and to Pledgee and Lenders the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

            (a) The Pledged Interests are duly authorized, validly existing, fully paid and non-assessable and constitute all of the issued and outstanding membership interests in Issuer and Pledgor is the registered owner of such membership interests. Pledgor is the holder of one hundred (100%) percent of the membership interests therein and is the sole member of Issuer.

            (b) The Collateral is directly, legally and beneficially owned by Pledgor, free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description, except for the pledge, lien and security interest in favor of Pledgee, for itself and the benefit of Secured Parties, and the pledges, claims, liens, encumbrances and security interests permitted under the Loan Agreement.

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            (c) The Collateral is not subject to any restrictions relative to the transfer thereof and Pledgor has the right to transfer and hypothecate the Collateral free and clear of any liens, encumbrances or restrictions.

            (d) The Collateral is duly and validly pledged to Pledgee, for itself and for the benefit of Secured Parties, no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party, was or is necessary to the validity and enforceability of this Pledge Agreement.

            (e) Pledgor authorizes Pledgee to: (i) store, deposit and safeguard the Collateral, (ii) perform any and all other acts which Pledgee in good faith deems reasonable and/or necessary for the protection and preservation of the Collateral or its value or Pledgee's security interest therein, including, without limitation, transferring, registering or arranging for the transfer or registration of the Collateral to or in Pledgee's, or any Lender's, own name and receiving the income therefrom as additional security for the Obligations and
(iii) pay any charges or expenses which Pledgee deems necessary for the foregoing purpose, but without any obligation to do so. Any obligation of Pledgee for reasonable care for the Collateral in Pledgee's possession shall be limited to the same degree of care which Pledgee uses for similar property pledged to Pledgee by other persons.

            (f) As of the date hereof, there are no certificates or other written instruments evidencing or representing the Pledged Interests (except for the membership certificate described on Exhibit A hereto, which certificate is being pledged and delivered to Pledgee herewith, accompanied by an assignment of such certificate, duly endorsed by Pledgor in blank). If at any time after the date hereof Pledgor shall become entitled to receive or acquire, or shall receive any other membership interest certificate, or option or right with respect to the membership interests of Issuer (including without limitation, any certificate representing a distribution or exchange of or in connection with reclassification of the Pledged Interest) whether as an addition to, in substitution of, or in exchange for any of the Collateral or otherwise, Pledgor agrees to accept same as Pledgee's agent, to hold same in trust for Pledgee and to deliver same forthwith to Pledgee or Pledgee's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or appropriate powers and/or assignments duly executed to be held by Pledgee or Pledgee's agent or bailee subject to the terms hereof, as further security for the Obligations.

            (g) The Collateral is not and shall not at any time hereafter be investment property or otherwise subject to Article 8 of the Uniform Commercial Code as in effect in the State of New York on the date hereof (the "UCC"), except as Pledgee may otherwise expressly agree.

            (h) Pledgor shall keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as Pledgee may require in order to reflect the security interests granted by this Pledge Agreement.

            (i) Pledgor shall not, without the prior consent of Pledgee, directly or indirectly, sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Collateral, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Collateral.

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            (j) So long as no Event of Default (as hereinafter defined) has occurred and is continuing, Pledgor shall have the right to exercise all limited liability company rights with respect to the Collateral, except as expressly prohibited herein or in any of the other Financing Agreements, and to receive any distributions payable in respect of the Collateral (but subject to terms of the Loan Agreement with respect thereto).

            (k) Pledgor has delivered to Pledgee a true, correct and complete copy of the LLC Agreement and the certificate of formation of Issuer. There are and shall be no other agreements governing the formation, organization or terms of the membership interests with respect to Issuer.

            (l) Pledgor shall not permit Issuer, directly or indirectly, to (i) issue, sell, grant, assign, transfer or otherwise dispose of, any additional membership interests of Issuer or any option or warrant with respect to, or other right or security convertible into, any additional membership interests, now or hereafter authorized, unless all such additional membership interests, options, warrants, rights or other such securities are made and shall remain part of the Collateral subject to the pledge and security interest granted herein, (ii) take any action to withdraw the authority of or to limit or restrict the authority of Issuer's managers or officers to deal and contract with Pledgee and to bind and obligate Issuer, or (iii) pay any interim distribution in cash or other assets to any member, except as permitted in the Loan Agreement. Any distribution by Issuer other than as permitted in the Loan Agreement shall constitute a "wrongful distribution" for purposes of applicable law.

            (m) Pledgor shall promptly notify Pledgee in writing of the occurrence of any event specified in the LLC Agreement or the certificate of formation of Issuer that may result in Issuer's dissolution or liquidation.

            (n) Pledgor shall not, and shall not permit Issuer, directly or indirectly, to, amend, modify or supplement any of the provisions of the LLC Agreement or the certificate of formation of Issuer without the prior written consent of Pledgee if any such amendment, modification or supplement would or could affect any rights of Pledgee hereunder or under any of the other Financing Agreements or would limit or restrict the permissible activities in which Issuer may engage.

            (o) In accordance with the LLC Agreement, Pledgor as the sole member of Issuer, hereby acknowledges and agrees that Pledgee or any of its successors, assigns or designees, shall, at Pledgee's option upon written notice to Pledgor of Pledgee's intent to be admitted itself (or to have any such successor, assignee or designee admitted) as a member of Issuer at any time an Event of Default exists or has occurred and is continuing, be admitted as a member of Issuer without any further approval of Pledgor and without compliance by Pledgee or any other person with any of the conditions or other requirements of the LLC Agreement and without conferring upon any member thereof any option (whether under the LLC Agreement or otherwise) to acquire the membership interests so transferred to Pledgee, its successors, assigns, or designees. Pledgor agrees to take such other action and execute such further documents as Pledgee may reasonably request from time to time in order to give effect to the foregoing provisions of this Section.

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            (p) Pledgor shall pay all charges and assessments of any nature against the Collateral or with respect thereto prior to said charges and/or assessments being delinquent.

            (q) Pledgor shall promptly reimburse Pledgee, on demand, together with interest at the highest rate then applicable to the Obligations set forth in the Loan Agreement, for any charges, assessments or expenses paid or incurred by Pledgee for the protection, preservation and maintenance of the Collateral and the enforcement of Pledgee's or Lenders' rights hereunder, including, without limitation, attorneys' fees and legal expenses incurred by Pledgee in seeking to protect, collect or enforce its rights in the Collateral or otherwise hereunder. Any such amounts paid or incurred by Pledgee shall constitute part of the Obligations secured hereby and may be charged by Pledgee to any loan account of Pledgor maintained by Pledgee or any Lender, at its option.

            (r) Pledgor shall furnish, or cause to be furnished, to Pledgee such information concerning Issuer and the Collateral as may from time to time be required under the Loan Agreement.

            (s) Pledgee may notify Issuer or the appropriate transfer agent of the Collateral to register the security interest and pledge granted herein and to honor the rights of Pledgee with respect thereto.

            (t) Pledgor authorizes Pledgee to (i) perform any and all other acts which Pledgee deems reasonable and/or necessary for the protection and preservation of the Collateral or its value or Pledgee's security interest therein and (ii) pay any charges or expenses which Pledgee deems necessary for the foregoing purpose, but without any obligation to do so (and any amounts so paid shall constitute Obligations).

            (u) Pledgor waives: (i) all rights to require Pledgee or Lenders to proceed against any other person, entity or collateral or to exercise any remedy, (ii) the defense of the statute of limitations in any action upon any of the Obligations, (iii) any right of subrogation or interest in the Obligations or Collateral until all Obligations have been paid in full in immediately available funds and the Loan Agreement has been terminated, (iv) any rights to notice of any kind or nature whatsoever, unless specifically required in this Pledge Agreement, the Loan Agreement (to the extent applicable to this Pledge Agreement) or non-waivable under any applicable law, and (v) to the extent permissible, its rights under Section 9-207 of the UCC. Pledgor agrees that the Collateral, other collateral, or any other guarantor or endorser may be released, substituted or added with respect to the Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Pledge Agreement. Pledgee is entitled to all of the benefits of a secured party set forth in
Section 9-207 of the UCC.

      4. AUTHORIZATION TO PLEDGE IN LLC AGREEMENT.

            (a) Pledgor hereby represents, warrants and covenants with and to Pledgee and Lenders that as of the date hereof:

                  (i) the LLC Agreement permits Pledgor to pledge and assign any and all membership interests in (or other ownership interests of) Issuer (including, without limitation,

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the Pledged Interests) to Pledgee, for itself and the ratable benefit of Secured
Parties and the LLC Agreement shall not be amended, modified, altered or changed in such a manner to limit, restrict or prevent such pledge and assignment; and

                  (ii) the LLC Agreement permits Pledgee and its successors, assigns and designees to be admitted to Issuer as a member thereof upon transfer of membership interests to Pledgee as provided in Section 7 hereof without compliance by Pledgee or any other person with any of the conditions or other requirements of the LLC Agreement and without conferring upon Issuer or any other member thereof any option to acquire the membership interests so transferred to Pledgee or its designees.

            (b) Pledgor agrees to take such other action and execute such further documents as Pledgee may from time to time request in order to give effect to the foregoing provisions of this Section 4.

      5. NO ASSUMPTION OF LIABILITIES.

            (a) Nothing herein shall be construed to make Pledgee or any Lender liable as a member of Issuer and Pledgee or any Lender by virtue of this Pledge Agreement or otherwise shall not have any of the duties, obligations or liabilities of a member of Issuer. The parties hereto expressly agree that this Pledge Agreement shall not be construed as creating a partnership or joint venture among Pledgee or any Lender and Pledgor and/or Issuer.

            (b) By accepting this Pledge Agreement, Pledgee and Lenders do not intend to become a member of Issuer or otherwise be deemed to be a co-venturer with respect to Pledgor or Issuer either before or after an Event of Default shall have occurred. Pledgee and Lenders shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of Pledgor or of a member of Issuer. Pledgee and Lenders shall not be obligated to perform or discharge any obligation of Pledgor as a result of the pledge hereby effected.

            (c) The acceptance by Pledgee and Lenders of this Pledge Agreement, with all of the rights, powers, privileges and authority so created, shall not at any time or in any event obligate Pledgee or any Lender to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expense or perform or discharge any obligation, duty or liability hereunder or otherwise with respect to the Collateral.

      6. EVENTS OF DEFAULT

      The occurrence or existence of any Event of Default under and as defined in any of the Financing Agreements is referred to herein individually as an "Event of Default" and collectively as "Events of Default".

      7. RIGHTS AND REMEDIES

      At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Pledgee and Lenders, whether provided under this Pledge Agreement, the Loan Agreement, the other Financing Agreements, applicable law or otherwise,

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Pledgee shall have the following rights and remedies which may be exercised without notice to, or consent by, Pledgor except as such notice or consent is expressly provided for hereunder or under the Loan Agreement (to the extent applicable to this Pledge Agreement);

            (a) Pledgee, at its option, shall be empowered to exercise its continuing right to instruct Issuer (or the appropriate transfer agent of the Collateral) to register any or all of the Collateral in the name of Pledgee or in the name of Pledgee's nominee and Pledgee may complete, in any manner Pledgee may deem expedient, any assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Pledgee. After said instruction, and without further notice, Pledgee shall have the exclusive right to exercise all rights with respect to the Collateral (including all voting and limited liability company rights), and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to the Collateral as if Pledgee were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect thereto. Upon the exercise of any such rights, privileges or options by Pledgee, Pledgee shall have the right to deposit and deliver any and all of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability, except to account for property actually received by Pledgee. However, Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Pledgee) and shall not be responsible for any failure to do so or delay in doing so.

            (b) Upon prior written notice thereof to Issuer and Pledgor, (i) Pledgee may transfer the membership interests of Pledgor in Issuer into the name of Pledgee (or its successors or assignees, or designee) and (ii) Pledgee (or its successors, assignees, or designees) shall be admitted as a member of Issuer in the place of Pledgor.

            (c) In addition to all the rights and remedies of a secured party under the UCC or other applicable law, Pledgee shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by applicable law), to proceed forthwith to collect, redeem, recover, receive, appropriate, realize, sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more lots at public or private sale or sales at any exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms as Pledgee may deem best. The foregoing disposition(s) may be for cash or on credit or for future delivery without assumption of any credit risk, with Pledgee having the right to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping or otherwise of any and all Collateral or in any way relating to the rights of Pledgee hereunder, including attorneys' fees and legal expenses, shall be applied first to the satisfaction of the Obligations (in such order as Pledgee may elect and whether or not due) and then to the payment of any other amounts required by applicable law, including

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Section 9-615(a)(3) of the UCC, with Pledgor to be and remain liable for any deficiency. Pledgor shall be liable to Pledgee and Lenders for the payment on demand of all such costs and expenses, together with interest at the highest rate then applicable to Obligations set forth in the Loan Agreement and any attorneys' fees and legal expenses incurred by Pledgee. Any such amounts shall constitute Obligations under the Loan Agreement and may be charged by Pledgee to the loan account of Pledgor maintained by Pledgee at its option. Pledgor agrees that ten (10) days prior written notice by Pledgee designating the place and time of any public sale or of the time after which any private sale or other intended disposition of any or all of the Collateral is to be made, is reasonable notification of such matters.

            (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Collateral or any part thereof, the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Pledgee in its sole and absolute discretion is authorized to sell such Collateral or such part thereof by private sale in such manner and under such circumstances as Pledgee or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration. Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any such Collateral for the period of time necessary to permit Issuer, even if Issuer would agree, to register such Collateral for public sale under such applicable securities laws. Pledgor agrees that any private sales made under the foregoing circumstances shall be deemed to have been conducted in a commercially reasonable manner.

            (e) All of the rights and remedies of Pledgee and Lenders, including, but not limited to, the foregoing and those otherwise arising under this Pledge Agreement, the Loan Agreement and the other Financing Agreements, the instruments comprising the Collateral, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient. No failure or delay on the part of Pledgee or any Lender in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

      8. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

            (a) The validity, interpretation and enforcement of this Pledge Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

            (b) Pledgor irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County, New York and the United

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States District Court for the Southern District of New York, whichever Pledgee may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Pledge Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Pledge Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Pledgee shall have the right to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Pledgor or its property).

            (c) Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by U.S. certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed immediately upon receipt thereof by Pledgor, or, at Pledgee's option, by service upon Pledgor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Pledgor shall appear in answer to such process, failing which Pledgor shall be deemed in default and judgment may be entered by Pledgee against Pledgor for the amount of the claim and other relief requested.

            (d) EACH OF PLEDGOR AND PLEDGEE HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS PLEDGE AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PLEDGOR AND PLEDGEE OR ANY LENDER IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT PLEDGOR OR PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            (e) Pledgee and Lenders shall not have any liability to Pledgor (whether in tort, contract, equity or otherwise) for losses suffered by Pledgor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Pledge Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Pledgee or such Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Pledgee shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Pledge Agreement.

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      9. MISCELLANEOUS

            (a) Pledgor agrees that at any time and from time to time upon the written request of Pledgee, Pledgor shall execute and deliver such further documents, in form satisfactory to Pledgee, and will take or cause to be taken such further acts as Pledgee may request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Collateral granted to Pledgee hereunder.

            (b) Beyond the exercise of reasonable care to assure the safe custody of the Collateral (whether such custody is exercised by Pledgee, or Pledgee's nominee, agent or bailee), Pledgee or Pledgee's nominee agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor or foreclosure with respect thereto.

            (c) All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by registered or certified mail, return receipt requested, five
(5) days after mailing by deposit (postage prepaid) in the U.S. mail. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

            If to Pledgor:                HF Enterprises, Inc.
                                          One Fashion Way
                                          Baldwyn, Mississippi 38824
                                          Attention: Bruce D. Smith
                                          Telephone No.: 662-365-6112
                                          Telecopy No.: 662-365-6025

            If to Pledgee and Lenders:    Wachovia Bank, National Association,
                                          as Agent
                                          Heritage Square II
                                          5001 LBJ Freeway, Suite 1050
                                          Dallas, Texas 75244
                                          Attention: Portfolio Manager
                                          Telephone No.: 214-761-9044
                                          Telecopier: 214-748-9118

            (d) Capitalized terms used and not defined herein shall have the meanings assigned them in the Loan Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Pledgor, Borrowers, Issuer, Pledgee or any Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Pledge Agreement" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not any particular provision of this Pledge Agreement and as this Pledge Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is cured or waived in accordance with Section 9(g) hereof or the provisions of the Loan Agreement. All references to the term "Person" or "Persons" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability corporation, limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency, instrumentality or political subdivision thereof.

            (e) This Pledge Agreement, shall be binding upon Pledgor and its successors and assigns and inure to the benefit of and be enforceable by Pledgee and its successors and assigns.

            (f) If any provision of this Pledge Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Pledge Agreement as a whole, but this Pledge Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

            (g) Neither this Pledge Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Pledgee. Pledgee and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of their rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Pledgee. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Pledgee or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Pledgee or such Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

            (h) This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Pledge Agreement by telefacsimile or other means of electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Pledge Agreement. Any party delivering an executed counterpart of this Pledge Agreement by telefacsimile or other means of electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Pledge Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Pledgor has executed this Pledge and Security Agreement as of the day and year first above written.

                                    HF ENTERPRISES, INC.

                                    By: ____________________________

                                    Title: _________________________

                                    EXHIBIT A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                                                              No. of Membership      Percentage Interest
Issuer                    Operating Agreement (Date)       Certificate No.        Interests                 Owned
------                    --------------------------       ---------------    -----------------      -------------------
Hancock Fabrics,           January 28, 2002, as
LLC                             amended                         2                   1                      100%

                                      A-1